Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report (“Report”) of Tractor Supply Company (the “Company”) on Form 10-Q for the fiscal quarter ended March 29, 2014, as filed with the Securities and Exchange Commission on the date hereof, we, Gregory A. Sandfort, Chief Executive Officer, and Anthony F. Crudele, Chief Financial Officer and Treasurer, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that:

(1)	The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 5, 2014

/s/ Gregory A. Sandfort
Gregory A. Sandfort
President and Chief Executive Officer

/s/ Anthony F. Crudele
Anthony F. Crudele
Executive Vice President - Chief Financial Officer and Treasurer